PRO FORMA FINANCIAL INFORMATION


         The following unaudited pro forma condensed combined balance sheet as of February 28, 2002 and the unaudited pro forma condensed combined income statements for six months ended February 28, 2002 and the year ended August 31, 2001 give effect to the acquisition, accounted for as a purchase.

         Under the terms of the Agreement for Sale and Purchase of Assets, RSI Holdings, Inc. (RSI) formed a new wholly owned subsidiary, Employment Solutions Acquisition, Inc., which purchased substantially all of the assets of Employment Solutions, LLC (Employment Solutions) for $2,023,343. The acquisition meets the criteria to be accounted for as a business combination as defined by Statement of Financial Accounting Standards (SFAS) No. 141, "Business Combinations."

         The unaudited pro forma condensed combined financial statements are based on the historical financial statements of RSI and Employment Solutions. under the assumptions and adjustments set forth in the accompanying notes. The unaudited pro forma condensed combined balance sheet gives effect to the merger as if the merger had been consummated at the end of the period presented. The unaudited pro forma condensed combined income statements give effect to the merger as if the merger had been consummated on August 31, 2000. The unaudited pro forma condensed combined financial statements do not give effect to any cost savings that may result from the acquisition.

         You should read the unaudited pro forma condensed combined financial statements in conjunction with the historical financial statements of RSI and Employment Solutions, including the respective notes to those statements. The pro forma information is not necessarily indicative of the combined financial position or the results of operations in the future or of the combined financial position or the results of operations which would have been realized had the acquisition been consummated during the periods or as of the dates for which the pro forma information is presented.

                          RSI HOLDINGS, INC. AND EMPLOYMENT SOLUTIONS, LLC
                   UNAUDITED PRO FORMA CONSOLIDATED CONDENSED COMBINED BALANCE SHEET
                                     AS OF FEBRUARY 28, 2002

                                                                   Actual (Unaudited)
                                                             ---------------------------
                                                                            Employment        Pro Forma        Pro Forma
                                                                RSI        Solutions (1)     Adjustments       Combined
                                                                ---        -------------     -----------       ---------
ASSETS:

CASH                                                         $ 1,400,000       $  55,151    $(1,223,343) (a)    $   231,808

ACCOUNTS RECEIVABLE                                                3,000          73,104                             76,104

PROPERTY AND EQUIPMENT                                             5,000          40,815                             45,815

PREPAID RENT                                                                       2,807                              2,807

GOODWILL                                                               -                        578,770  (b)        578,770

NONCOMPETE AGREEEMENT                                                  -                      1,350,000  (b)      1,350,000
                                                             -----------       ---------     ----------         -----------
                                                             $ 1,408,000       $ 171,877     $  705,427         $ 2,285,304
                                                             ===========       =========     ==========         ===========
LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT):

ACCOUNTS PAYABLE AND ACCRUED EXPENSES                            $ 6,000        $ 20,392                           $ 26,392

ACCRUED PAYROLL                                                   38,000          56,912                             94,912

LONG-TERM DEBT                                                 1,510,000                        800,000  (a)      2,310,000
                                                             -----------       ---------     ----------         -----------
           Total liabilities                                   1,554,000          77,304        800,000           2,431,304
                                                             -----------       ---------     ----------         -----------
SHAREHOLDERS' EQUITY (DEFICIT)
      Common Stock, $.01 par value, 25,000,000 shares
           authorized, 23,464,820 shares issued and
           outstanding at February 28, 2002                      235,000                                            235,000
      Additional paid-in-capital                               4,789,000          94,573        (94,573) (c)      4,789,000
      Deficit related to liquidated operations                (4,869,000)                                        (4,869,000)
      Deficit accumulated during development stage
           (beginning January 1, 2001)                          (301,000)                                          (301,000)
                                                             -----------       ---------     ----------         -----------
           Total shareholders' equity (deficit)                 (146,000)         94,573        (94,573)           (146,000)
                                                             -----------       ---------     ----------         -----------
                                                             $ 1,408,000       $ 171,877     $  705,427         $ 2,285,304
                                                             ===========       =========     ==========         ===========

(1)   Employment Solutions actual includes actual net assets purchased as of March 4, 2002, the transaction closing date.
      Excludes
(a)   To record cash payment and note payable to seller
(b)   To record allocation of excess of cost over book value of net assets acquired.
(c)   Equity not purchased has been eliminated.



                             RSI HOLDINGS, INC. AND EMPLOYMENT SOLUTIONS, LLC
                   UNAUDITED PRO FORMA CONSOLIDATED CONDENSED COMBINED INCOME STATEMENT
                                FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002


                                                                    Actual (Unaudited)
                                                                 ----------------------
                                                                             Employment       Pro Forma          Pro Forma
                                                                   RSI       Solutions        Adjustments        Combined
                                                                 --------    -----------      -----------        ---------

REVENUES                                                        $       -    $ 2,049,000      $       -         $ 2,049,000

COST OF REVENUES                                                        -      1,686,000        135,000 (a)       1,821,000
                                                                ---------    -----------      ---------         -----------
       Gross Profit                                                     -        363,000       (135,000)            228,000

GENERAL AND ADMINISTRATIVE EXPENSES                               125,000         96,000              -             221,000
                                                                ---------    -----------      ---------         -----------
       Income (loss) from operations                             (125,000)       267,000       (135,000)              7,000

OTHER

    Interest income                                                 3,000                                             3,000

    Interest expense                                              (28,000)                      (68,000) (b)        (96,000)
                                                                ---------    -----------      ---------         -----------
Net income (loss) before income taxes                            (150,000)       267,000       (203,000)            (86,000)

Income tax benefit                                                      -                        69,020  (c)         69,020
                                                               ----------    -----------     ----------         -----------
Net income (loss)                                              $ (150,000)   $   267,000     $ (133,980)        $   (16,980)
                                                               ==========    ===========     ==========         ===========
Basic net income (loss) per common share                       $    (0.01)   $         -     $        -         $     (0.00)
                                                               ==========    ===========     ==========         ===========
Diluted net income (loss) per common share                     $    (0.01)   $         -     $        -         $     (0.00)
                                                               ==========    ===========     ==========         ===========
Weighted average number of common shares outstanding
       Basic                                                   19,612,969              -              -          19,612,969
       Diluted                                                 19,612,969              -              -          19,612,969


(a)    to record amortization of non-compete agreement.
(b)    to record interest expense on $800,000 note payable (6%)and interest expense on $1,260,000 (7%) of additional debt incurred by the Company to fund acquisition.
(c)    to record tax benefit on proforma adjustments at 34%.



                            RSI HOLDINGS, INC. AND EMPLOYMENT SOLUTIONS, LLC
                 UNAUDITED PRO FORMA CONSOLIDATED CONDENSED COMBINED INCOME STATEMENT
                               FOR THE YEAR ENDED AUGUST 31, 2001

                                                               Actual (Unaudited)
                                                             -----------------------------
                                                                              Employment        Pro Forma        Pro Forma
                                                             RSI (1)         Solutions (2)     Adjustments       Combined
                                                             -------         -------------     -----------       ----------

REVENUES                                                      $       -      $ 5,573,670     $        -        $ 5,573,670


COST OF REVENUES                                                      -        4,622,638        270,000 (a)      4,892,638
                                                             ----------      -----------     ----------        -----------
       Gross Profit                                                   -          951,032       (270,000)           681,032

GENERAL AND ADMINISTRATIVE EXPENSES                             191,465          111,778              -            303,243
                                                             ----------      -----------     ----------        -----------
       Income (loss) from operations                           (191,465)         839,254       (270,000)           377,789

OTHER

    Interest income                                               3,967              300              -              4,267

    Interest expense                                            (44,927)               -       (136,000)(b)       (180,927)
                                                             ----------      -----------     ----------        -----------
Net income (loss) before income taxes                          (232,425)         839,554       (406,000)           201,129

Income tax benefit                                                    -                -        138,040 (c)        138,040
                                                             ----------      -----------     ----------        -----------
Net income (loss)                                            $ (232,425)     $   839,554     $ (267,960)       $   339,169
                                                             ==========      ===========     ==========        ===========
Basic net income (loss) per common share                     $    (0.01)     $         -     $        -        $      0.02
                                                             ==========      ===========     ==========        ===========
Diluted net income (loss) per common share                   $    (0.01)     $         -     $        -        $      0.02
                                                             ==========      ===========     ==========        ===========
Weighted average number of common shares outstanding
       Basic                                                 15,647,469                -              -         15,647,469
       Diluted                                               15,647,469                -              -         15,647,469


(1) includes 12 months of operations for RSI, assuming RSI had ongoing operations, and was not on liquidation accounting (2) includes Employments Solutions for the year ended December 31, 2001.


(a)    to record amortization of non-compete agreement.
(b)    to record interest expense on $800,000 note payable (6%)and interest expense on $1,260,000 (7%) of additional debt incurred by the Company to fund acquisition.
(c)    to record tax benefit on proforma adjustments at 34%.

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                          COMBINED FINANCIAL STATEMENTS


NOTE 1 - BASIS OF PRESENTATION

         The pro forma statements presented are not necessarily indicative of the results of operations or the combined financial position that would have resulted had the merger been consummated at the beginning of each of the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined company. The acquisition was completed on March 4, 2002.

         Under accounting principles generally accepted in the United States of America, the transaction has been accounted for using the purchase method of accounting and, as such, the assets and liabilities of Employment Solutions will be recorded at their estimated fair values. The allocation of the total purchase cost reflected in the unaudited pro forma condensed combined financial information is preliminary. The actual purchase accounting adjustments to reflect the fair values of the assets acquired and liabilities assumed will be based upon appraisals that are currently in process. A preliminary allocation of the purchase cost has been made to major categories of assets and liabilities in the accompanying unaudited pro forma condensed combined financial statements based on our estimates. Accordingly, the adjustments that have been included in the unaudited pro forma condensed combined financial information may change based upon the final allocation of the total purchase cost of the acquisition of Employment Solutions. The actual allocation of the purchase cost and the resulting effect on income may differ from the unaudited pro forma amounts included in this filing.

         The unaudited pro forma condensed combined income statements give effect to the merger as if the merger occurred on August 31, 2000. The unaudited pro forma condensed combined balance sheet assumes the merger was consummated on February 28, 2002. Certain reclassifications have been included in the unaudited pro forma condensed combined balance sheet and unaudited pro forma condensed combined income statements to conform presentation.

         Assumptions relating to the pro forma adjustments set forth in the unaudited pro forma condensed combined financial statements are summarized as follows:

         Estimated fair values for the assets and liabilities of Employment Solutions were determined as follows:

    CASH AND CASH EQUIVALENTS - The carrying amounts of cash and cash equivalents approximate their fair value.

    ACCOUNTS RECEIVABLE - The carrying amounts of accounts receivable, due to their short term nature, approximate their fair value.

    PREMISES AND EQUIPMENT - The estimated replacement value is deemed to be a reasonable estimate of fair value.

    ACCOUNTS PAYABLE, ACCRUED WAGES AND SALARIES - Because these financial instruments will typically be paid within three months, the carrying amounts of such instruments are deemed to be a reasonable estimate of fair value.


NOTE 2 - PURCHASE TRANSACTION

         RSI is a public entity that meets the criteria of a public shell in that it has no significant ongoing operations or revenue producing activities. In consideration of this, it must be determined which entity is the acquirer, and if the business combination should be treated as a reverse acquisition and merely as a re-capitalization of the acquired entity.
                                                                     (Continued)

         RSI  has  effected  this  business   combination   solely  through  the
distribution of cash and by incurring liabilities, and is considered the acquirer. The transaction had no effect on equity or the outstanding shares of RSI or Employment Solutions; therefore RSI is considered the acquirer in this business combination. In accordance with SFAS No. 141, goodwill and other separately identifiable assets have been recorded for the amount of excess of cost over book value of the net assets acquired.

         The transaction also includes provisions which will be accounted for as contingency in the purchase transaction based on future earnings of Employment Solutions. The provision provides for payment of an annual bonus of up to 20% of earnings in excess of $630,000. The bonus is to be paid to an executive who has no significant ongoing responsibilities and is consideration for the non-compete component of the employment agreement. The amount to be paid cannot be determined beyond a reasonable doubt and adjustments to the purchase price will be made at the close each fiscal year. For purposes of the proforma financial statements, the bonus has been excluded and no adjustments have been made to the purchase price.


NOTE 3 - CALCULATION OF PURCHASE PRICE

         The preliminary allocation of the cost to acquire Employment Solutions is described in the table below:

    Cash payment to sole stockholder of Employment Solutions                     $   1,260,000
    Note payable to sole stockholder of Employment Solutions                           800,000
    Cash received in insurance settlement                                              (36,657)
                                                                                 -------------

       Total cost                                                                $   2,023,343
                                                                                 =============

         The leased premises of Employment Solutions were destroyed by fire on April 2, 2002 and RSI received $36,657 in insurance proceeds for assets destroyed in the fire.

NOTE 4 - CALCULATION OF GOODWILL
         The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition based on management's estimates . The Company is in the process of obtaining third-party valuations of intangible assets related to a non-compete agreement; thus, the allocation of the purchase price is subject to adjustment.

                                          ASSETS
 Current Assets                                                                   $ 55,151
 Property and equipment
    Furniture                                                                       30,815
   Vehicles                                                                         10,000
 Unbilled labor                                                                     73,104
 Prepaid rent
                                                                                     2,807

      Total assets                                                                 171,877
                                                                                  --------

                                          LIABILITIES
 Legal fees                                                                         17,694
 Accrued Payroll                                                                    56,912
 Accrued expenses
                                                                                     2,698

    Total liabilities                                                               77,304
                                                                                  --------

 Net assets acquired                                                              $ 94,573
                                                                                  ========

                                                                     (Continued)

         Excess of book value over cost of net assets acquired for the merger was calculated as follows:

    Total cost                                                              $    2,023,343
    Net assets acquired                                                             94,573
                                                                            --------------
       Total excess of book value over cost of net assets acquired          $    1,928,770
                                                                            ==============

         For purposes of the pro forma financial statements and in accordance with SFAS No. 142, Goodwill and Other Intangible Assets, goodwill is not amortized and is assessed annually for impairment.

         The excess of cost over book value of net assets acquired over cost of $1,928,770 was allocated to assets and liabilities on a pro-rata basis after estimating market value as described in Note 1:

    Goodwill                                                                 $   578,770
    Non-compete agreement                                                      1,350,000
                                                                               ---------
                                                                             $ 1,928,770


NOTE 5 - PRO FORMA ADJUSTMENTS

       Pro forma adjustments were calculated for the merger as follows:

                                                                               SIX
                                                                              MONTHS            YEAR
                                                                               ENDED            ENDED
                                                                           FEBRUARY 28,       AUGUST 31,
                                                                               2002              2001
                                                                           --------------     -----------

    Interest expense                                                       $      (68,000)    $  (136,000)
    Amortization of non-compete agreement                                        (135,000)    $  (270,000)
                                                                           -------------------------------
Total proforma pretax adjustments                                          $    (203,000)     $  (406,000)

       The following table summarizes the estimated future impact of the purchase net amortization of the purchase accounting adjustments related to the non-compete agreement recorded in the acquisition of Employment Solutions.

      PROJECTED FUTURE AMOUNTS                     AMORTIZED/(ACCRETED) AMOUNTS
         FOR FISCAL YEARS ENDING                  AND NET (INCREASE)/DECREASE IN
              AUGUST 31,                               INCOME BEFORE TAXES

               2002                                        $   (406,000)
               2003                                            (406,000)
               2004                                            (406,000)
               2005                                            (406,000)
               2006                                            (406,000)


NOTE 6 - EARNINGS PER SHARE

         This transaction was effected through an exchange of cash and a note payable to the seller and had no effect on the number of common shares outstanding.